SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 6, 2004

CarMax Auto Funding LLC

(Originator of CarMax Auto Owner Trust 2004-2

CarMax Auto Owner Trust 2004-2

(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

Delaware	333-107925 333-107925-03	01-0794037 04-7009015
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4900 Cox Road, Suite 200, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 935-4512

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER	EVENTS.

On October 6, 2004, CarMax Auto Owner Trust 2004-2 publicly issued $111,000,000 2.02263% Class A-1 Asset Backed Notes, $141,000,000 2.58% Class A-2 Asset Backed Notes, $115,000,000 3.00% Class A-3 Asset Backed Notes, $125,200,000 3.46% Class A-4 Asset Backed Notes, 20,600,000 3.17% Class B Asset Backed Notes, $17,900,000 3.26% Class C Asset Backed Notes and $19,300,000 3.67% Class D Asset Backed Notes (the “Notes”) pursuant to a registration statement (333-107925) declared effective on September 29, 2003. In connection with such issuance, final copies of the Underwriting Agreement, the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Receivables Purchase Agreement are attached as exhibits hereto.

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, CarMax Auto Funding LLC and CarMax Auto Owner Trust 2004-2, by its Servicer, CarMax Auto Superstores, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004	CARMAX AUTO FUNDING LLC

	By:	/s/ Thomas W. Reedy
Thomas W. Reedy
Treasurer

Date: October 8, 2004	CARMAX AUTO OWNER TRUST 2004-2

By: CarMax Auto Superstores, Inc., as Servicer of CarMax Auto Owner Trust 2004-2

	By:	/s/ Thomas W. Reedy
Thomas W. Reedy
Vice President & Treasurer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated September 29, 2004 among CarMax Auto Superstores, Inc. (“CarMax Auto”), CarMax Auto Funding LLC (“CarMax Funding”) and Banc of America Securities LLC, as Representative.

4.1	Amended and Restated Trust Agreement dated as of October 1, 2004 among CarMax Funding, as depositor, The Bank of New York (Delaware), as Delaware trustee, and The Bank of New York, as owner trustee.

4.2	Indenture dated as of October 1, 2004 between CarMax Auto Owner Trust 2004-2 (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) (including forms of the Notes).

10.1	Sale and Servicing Agreement dated as of October 1, 2004 among the Issuer, CarMax Funding, as depositor, and CarMax Auto, as servicer.

10.2	Administration Agreement dated as of October 1, 2004 among the Issuer, CarMax Auto, as administrator, and the Indenture Trustee.

10.3	Receivables Purchase Agreement dated as of October 1, 2004 between CarMax Auto, as seller, and CarMax Funding, as purchaser.

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